Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS SECOND QUARTER NET INCOME
OF $1,561,000 OR $0.12 PER DILUTED SHARE

GREENEVILLE, Tenn. (July 21, 2010) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported net income available to common shareholders of $1,561,000 for the second quarter of 2010 compared with net income available to common shareholders of $1,946,000 for the first quarter of 2010 and a net loss available to common shareholders of $151,400,000 for the second quarter of 2009.  The net loss for the second quarter of 2009 primarily reflected a non-cash, one-time goodwill impairment charge totaling $143,389,000; excluding this impairment charge, the net operating loss for the year-earlier quarter was $13,986,000 (please refer to the non-GAAP measurement reconciliation on page 5).  For the six months ended June 30, 2010, net income available to common shareholders totaled $3,507,000 compared with a net loss available to common shareholders of $10,438,000 for the same period a year ago after excluding the onetime, non-cash, after-tax goodwill impairment charge of $137,414,000.

On a diluted per share basis, net income available to common shareholders totaled $0.12 for the second quarter of 2010 and $0.15 for the first quarter of 2010 compared with a net loss available to common shareholders of $1.07 after excluding the impact of the non-cash after-tax goodwill impairment charge of $10.51 for the second quarter of 2009.  On a year-to-date basis, diluted per share net income available to common shareholders totaled $0.27 compared with a net loss available to common shareholders of $0.80 per diluted share for the first six months of 2009 after excluding the impact of the non-cash, after-tax goodwill impairment charge of $10.52.

Excluding preferred stock dividends paid to the U.S. Treasury and the accretion of discount on common stock warrants issued to the U.S. Treasury, the Company reported net income of $2,811,000 for the second quarter of 2010 and $6,007,000 for the six months ended June 30, 2010, compared with a net loss of $150,150,000 and $145,370,000, respectively, for the comparable periods in 2009.

Other highlights of the quarter included improving capital levels, higher year-over-year net interest income and generally stable credit quality conditions.

Improving capital levels:

Consolidated:	2Q10	1Q10	4Q09	3Q09	2Q09
Tangible common book value per share	$11.95	$11.71	$11.44	$11.47	$11.88
Tangible common equity to assets ratio	6.25%	6.03%	5.77%	5.42%	5.98%
Bank Regulatory Ratios:
Tier 1 leverage ratio	11.86%	11.55%	10.70%	10.49%	10.85%
Tier 1 risk-based capital ratio	14.73%	14.06%	13.61%	13.17%	13.45%
Total risk-based capital ratio	15.99%	15.33%	14.87%	14.43%	14.72%

•
All capital ratios continued to improve as profitability of the Company modestly improves given the lingering stress apparent in this phase of the economic cycle (see the non-GAAP measurement reconciliation on page 5 regarding tangible equity and book value per share).

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GRNB Reports Second Quarter Results

July 21, 2010

Net interest income:

(dollars in thousands)	2Q10	1Q10	4Q09	3Q09	2Q09
Net interest income	$21,473	$21,659	$20,578	$20,338	$20,180
Net interest margin	3.86%	3.90%	3.37%	3.33%	3.43%
Average earning assets	$2,248,240	$2,271,550	$2,445,872	$2,442,977	$2,382,377

•
Both net interest income and the net interest margin were negatively affected during the second quarter of 2010 by loan interest reversals totaling approximately $610,000 as $22,415,000 of loans were moved to non-accrual status.

Credit quality:

Summary:

(dollars in thousands)	2Q10	1Q10	4Q09	3Q09	2Q09
Net loan charge-offs	$4,868	$3,882	$6,437	$18,436	$23,281
New non-accrual loans added	$22,415	$14,442	$31,111	$47,931	$57,292
Reserves to total loans	2.60%	2.52%	2.45%	2.39%	2.30%
Non-performing assets	$141,915	$135,366	$132,726	$125,091	$129,177

Changes in non-performing assets:

(dollars in thousands)	Non-Accrual Loans	OREO	Past Due > 90 days	Total (1)
March 31, 2010	$63,471	$71,746	$149	$135,366
Loan foreclosures	(12,338)	12,338	n/a	n/a
Gross loan charge-offs	(5,316)	n/a	n/a	(5,316)
New non-accrual loans	22,415	n/a	n/a	22,415
Reduction of non-accrual loans	(3,890)	n/a	n/a	(3,890)
OREO sales proceeds	n/a	(6,270)	n/a	(6,270)
OREO write-downs, net	n/a	(882)	n/a	(882)
Change in past due > 90 days	n/a	n/a	492	492
June 30, 2010	$64,342	$76,932	$641	$141,915

(1)    On average, all non-performing assets have been written down by 26%.

Loan portfolio migration:

(Dollars in thousands)	2Q10	1Q10	2Q09
Commercial real estate portfolio:
Acquisition & development	$176,152	$182,181	$228,680
Lot warehouse	52,520	55,499	75,909
Commercial 1-4 family construction	49,539	69,328	109,319
Total speculative 1-4 family	278,211	307,008	413,908
Commercial vacant land	100,163	101,218	103,219
Commercial construction non-owner occupied	123,330	156,970	166,486
Commercial construction owner occupied	6,519	27,614	56,721
Consumer residential construction	13,511	14,701	27,267
Total construction and development	243,523	300,503	353,693

Non-owner occupied commercial real estate	434,238	395,638	394,586

Total commercial real estate	$955,972	$1,003,149	$1,162,187

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GRNB Reports Second Quarter Results

July 21, 2010

Stephen M. Rownd, Chairman and Chief Executive Officer, commented, "While the outlook for economic recovery remains uncertain, we have taken a number of strategic steps that include the continued reduction in our construction and development portfolios, as indicated in the foregoing loan migration table, coupled with accelerated problem asset resolution through the segregation of staffing in our special assets area and by transferring additional resources into this area.  At June 30, 2010, our loan loss reserves to total loans was 2.60% and our loan loss reserves were approximately 2.8 times annualized net charge-offs.  Our non-performing asset and charge-off levels may remain elevated over the next few quarters based on trends in general economic conditions and as we realize the results of our strategic actions."

The following information graphically displays the consolidated loan portfolio by purpose code as of June 30, 2010:

Non-interest income totaled approximately $8.8 million during the second quarter of 2010, rising 14% on a linked quarter basis and up 29% compared with the second quarter of 2009.  During the second quarter of 2010 and 2009, the Company reported net Other-Than-Temporary Impairment (OTTI) charges taken on securities of $93,000 and $733,000, respectively.  For the first six months of 2010, non-interest income, including OTTI charges, totaled almost $16.4 million compared with $13.8 million for the same period a year ago, an increase of 20%.  Excluding year-to-date OTTI charges of $93,000 in 2010 and $733,000 in 2009, non-interest income improved 14% in the first six months of 2010.  The principal contributors to both the quarterly and year-to-date improvements in non-interest income were higher service charge revenues on deposits together with increased annuity sales activity.  The ongoing success of GreenBank's High Performance Checking product added 3,562 net new checking account customers during the second quarter of 2010 for a new account opening ratio of 2.02 new accounts opened for each account closed.

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GRNB Reports Second Quarter Results

July 21, 2010

Non-interest expenses totaled approximately $21.3 million for the second quarter of 2010, increasing less than 4% from the first quarter of 2010.  Excluding the one-time, non-cash, goodwill impairment charge of $143.4 million recorded during the second quarter of 2009, non-interest expenses declined 15% from the year-earlier quarter.  Driving the second quarter 2010 increase in non-interest expenses were normal non-executive compensation increases along with annuity sales commissions; higher advertising costs associated with a proactive program implemented to solicit customers to participate in the "opt-in" provisions of the Bank's overdraft program; higher FDIC insurance expenses and increased losses on the disposition of OREO-related properties.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.5 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2009, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased levels of non-performing and repossessed assets and the ability to resolve these may result in future losses; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy and (9) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports Second Quarter Results

July 21, 2010

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(Dollars in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Total non-interest expense	$21,274	$20,546	$168,410	$41,820	$186,241
Goodwill impairment charge	--	--	(143,389)	--	(143,389)
Operating expenses	$21,274	$20,546	$25,021	$41,820	$42,852

Net income (loss) available to common shareholders	$1,561	$1,946	$(151,400)	$3,507	$(147,852)
Goodwill impairment charge, net of tax	--	--	137,414	--	137,414
Net operating income (loss)	$1,561	$1,946	$(13,986)	$3,507	$(10,438)

Per Diluted Share:
Net income (loss) available to common shareholders	$0.12	$0.15	$(11.58)	$0.27	$(11.32)
Goodwill impairment charge, net of tax	--	--	10.51	--	10.52
Net operating income (loss)	$0.12	$0.15	$(1.07)	$0.27	$(0.80)

	2Q10	1Q10	4Q09	3Q09	2Q09
Total shareholders' equity	$233,150	$230,189	$226,769	$227,388	$233,192
Less:
Core deposit and other intangibles	(8,044)	(8,684)	(9,335)	(9,981)	(10,629)
Preferred stock	(67,428)	(67,081)	(66,735)	(66,388)	(66,041)
Tangible common equity	$157,678	$154,424	$150,699	$151,019	$156,522

Total assets	$2,529,332	$2,569,732	$2,619,139	$2,794,217	$2,629,834
Less:
Core deposit and other intangibles	(8,044)	(8,684)	(9,335)	(9,981)	(10,629)
Total tangible assets	$2,521,288	$2,561,048	$2,609,804	$2,784,236	$2,619,205

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding the goodwill impairment charge incurred by the Company in the second quarter of 2009 (non-GAAP). The goodwill impairment charge is included in the financial results presented in accordance with generally accepted accounting principles (GAAP). The Company believes that the exclusion of goodwill impairment in expressing net operating income (loss), operating expenses and earnings (loss) per share data provides a more meaningful base for period to period comparisons which will assist investors in analyzing the operating results of the Company and predicting operating performance. The Company utilizes these non-GAAP financial measures to compare the operating performance with comparable periods in prior years and with internally prepared projections. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, the Company has policies in place to address goodwill impairment from other normal operating expenses to ensure that the Company's operating results are properly reflected for period to period comparisons.

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GRNB Reports Second Quarter Results

July 21, 2010

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Interest income	$31,304	$31,892	$34,856	$63,196	$70,236
Interest expense	9,831	10,233	14,676	20,064	30,627
Net interest income	21,473	21,659	20,180	43,132	39,609
Provision for loan losses	4,749	3,889	24,384	8,638	25,369
Net interest income (loss) after provision for loan losses	16,724	17,770	(4,204)	34,494	14,240
Non-interest income	8,771	7,686	6,808	16,457	13,751
Non-interest expense	21,274	20,546	168,410	41,820	186,241
Income (loss) before income taxes	4,221	4,910	(165,806)	9,131	(158,250)
Income tax provision (benefit)	1,410	1,714	(15,656)	3,124	(12,880)
Income (loss)	2,811	3,196	(150,150)	6,007	(145,370)
Preferred stock dividends and related cost	1,250	1,250	1,250	2,500	2,482
Net income (loss) available to common shareholders	$1,561	$1,946	$(151,400)	$3,507	$(147,852)
Comprehensive income (loss)	$3,705	$4,166	$(150,557)	$7,871	$(144,889)

Earnings (loss) per common share:
Basic	$0.12	$0.15	$(11.58)	$0.27	$(11.32)
Diluted 1	$0.12	$0.15	$(11.58)	$0.27	$(11.32)

Weighted average common shares:
Basic	13,098	13,082	13,070	13,090	13,067
Diluted	13,158	13,173	13,070	13,148	13,067

Dividends declared per common share	$0.00	$0.00	$0.00	$0.00	$0.13

	June 30, 2010	March 31, 2010	June 30, 2009
Total assets	$2,529,332	$2,569,732	$2,629,834
Cash and cash equivalents	208,155	177,541	107,573
Investment and other securities	190,471	198,066	181,234
Loans, net of unearned interest	1,928,174	1,994,039	2,183,754
Allowance for loan losses	(50,049)	(50,167)	(50,157)
Deposits	1,991,839	2,037,865	2,026,722
Shareholders' equity	233,150	230,189	233,192
Common shareholders' equity 2	165,722	163,108	167,151
Tangible common shareholders' equity 3	157,678	154,424	156,522
Common book value per share 2	12.56	12.36	12.69
Tangible common book value per share 3	11.95	11.71	11.88

1
Diluted weighted average shares outstanding for the three- and six-month periods ended June 30, 2009, exclude 105,734 and 92,420 restricted average shares, respectively, because their impact would be anti-dilutive.

2	Common shareholders' equity is shareholders' equity less preferred stock.
3	Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
June 30, 2010, December 31, 2009 and June 30, 2009
(Dollars in thousands)

	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
	2010	2009*	2009
ASSETS

Cash and due from banks	$206,412	$206,701	$103,454
Federal funds sold	1,743	3,793	4,119
Cash and cash equivalents	208,155	210,494	107,573

Interest earning deposits in other banks	1,000	11,000	-
Securities available-for-sale ("AFS")	176,121	147,724	167,853
Securities held-to-maturity (with a market value of $625, $638 and $595
on June 30, 2010, December 31, 2009 and June 30, 2009)	616	626	647
FHLB and other stock, at cost	12,734	12,734	12,734
Loans held for sale	830	1,533	3,634
Loans, net of unearned income	1,928,174	2,043,807	2,183,754
Allowance for loan losses	(50,049)	(50,161)	(50,157)
Other real estate owned and repossessed assets	76,932	57,168	34,468
Bank premises and equipment, net	80,437	81,818	83,448
Cash surrender value of life insurance	30,872	30,277	30,113
Goodwill	-	-	-
Core deposit and other intangibles	8,044	9,335	10,629
Other assets	55,466	62,784	45,138
Total assets	$2,529,332	$2,619,139	$2,629,834

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$170,396	$177,602	$165,735
Interest-bearing deposits	1,820,044	1,899,910	1,746,895
Brokered deposits	1,399	6,584	114,092
Total deposits	1,991,839	2,084,096	2,026,722

Repurchase agreements	24,240	24,449	25,990
FHLB advances and notes payable	171,838	171,999	229,154
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	19,603	23,164	26,114
Total liabilities	2,296,182	2,392,370	2,396,642

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and 72,278 shares outstanding	67,428	66,735	66,041
Common stock: $2 par value, 20,000,000 shares authorized;
13,192,109, 13,171,474 and 13,175,817 shares outstanding	26,384	26,343	26,351
Common stock warrants	6,934	6,934	6,934
Additional paid in capital	188,585	188,310	187,966
Retained earnings (deficit)	(58,233)	(61,742)	(53,918)
Accumulated other comprehensive income	2,052	189	(182)
Total shareholders' equity	233,150	226,769	233,192

Total liabilities & shareholders' equity	$2,529,332	$2,619,139	$2,629,834

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended June 30, 2010, March 31, 2010 and June 30, 2009 and Six Months Ended June 30, 2010 and 2009
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$29,374	$30,060	$32,528	$59,434	$65,173
Taxable securities	1,391	1,288	1,843	2,679	4,063
Nontaxable securities	306	312	314	618	634
FHLB and other stock	134	138	135	272	285
Federal funds sold and other	99	94	36	193	81
Total interest income	31,304	31,892	34,856	63,196	70,236

Interest expense:
Deposits	7,626	8,061	11,511	15,687	24,164
Federal funds purchased and repurchase agreements	5	6	7	11	16
FHLB advances and notes payable	1,712	1,694	2,469	3,406	4,912
Subordinated debentures	488	472	689	960	1,535
Total interest expense	9,831	10,233	14,676	20,064	30,627

Net interest income	21,473	21,659	20,180	43,132	39,609

Provision for loan losses	4,749	3,889	24,384	8,638	25,369

Net interest income (loss) after provision for loan losses	16,724	17,770	(4,204)	34,494	14,240

Non-interest income:
Service charges on deposit accounts	6,692	5,940	5,795	12,632	11,151
Other charges and fees	383	356	505	739	954
Trust and investment services income	757	582	489	1,339	877
Mortgage banking income	123	118	110	241	165
Other income	909	690	642	1,599	1,337
Securities gains (losses), net
Other-than-temporary impairment	(553)	-	(960)	(553)	(960)
Less non-credit portion recognized in other comprehensive income	460	-	227	460	227
Total securities gains (losses), net	(93)	-	(733)	(93)	(733)
Total non-interest income	8,771	7,686	6,808	16,457	13,751
Non-interest expense:
Employee compensation	7,972	7,665	8,064	15,637	15,756
Employee benefits	816	977	1,229	1,793	2,524
Occupancy expense	1,684	1,699	1,712	3,383	3,499
Equipment expense	668	708	895	1,376	1,637
Computer hardware/software expense	886	824	651	1,710	1,288
Professional services	576	607	446	1,183	975
Advertising	806	598	679	1,404	743
OREO maintenance expense	554	445	137	999	280
Collection and repossession expense	534	1,287	711	1,821	1,009
Loss on OREO and repossessed assets	926	509	3,346	1,435	3,427
FDIC insurance	1,209	851	2,550	2,060	3,250
Core deposit and other intangible amortization	640	651	652	1,291	1,456
Goodwill impairment	-	-	143,389	-	143,389
Other expenses	4,003	3,725	3,949	7,728	7,008
Total non-interest expense	21,274	20,546	168,410	41,820	186,241

Income (loss) before income taxes	4,221	4,910	(165,806)	9,131	(158,250)

Income taxes provision (benefit)	1,410	1,714	(15,656)	3,124	(12,880)

Net income (loss)	2,811	3,196	(150,150)	6,007	(145,370)

Preferred stock dividends and accretion of discount on warrants	1,250	1,250	1,250	2,500	2,482

Net income (loss) available to common shareholders	$1,561	$1,946	$(151,400)	$3,507	$(147,852)

Comprehensive income (loss)	$3,705	$4,166	$(150,557)	$7,871	$(144,889)

Per share of common stock:
Basic earnings (loss)	$0.12	$0.15	$(11.58)	$0.27	$(11.32)
Diluted earnings (loss)	$0.12	$0.15	$(11.58)	$0.27	$(11.32)
Dividends	$0.00	$0.00	$0.00	$0.00	$0.13

Weighted average shares outstanding:
Basic	13,097,611	13,082,347	13,070,216	13,090,021	13,066,569
Diluted(1)	13,158,131	13,172,727	13,070,216	13,148,226	13,066,569

(1) Diluted weighted average shares outstanding exclude 105,734 and 92,420 restricted average shares for the three and six month periods ended June 30, 2009 because their impact would be anti-dilutive.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)

	June 30,	December 31,	%
	2010	2009	Change
Financial Condition Data:

Assets	$2,529,332	$2,619,139	-3.43%
Loans, net of unearned interest	1,928,174	2,043,807	-5.66%
Cash and investments	398,626	382,578	4.19%
Federal funds sold	1,743	3,793	-54.05%
Deposits	1,991,839	2,084,096	-4.43%
FHLB advances and notes payable	171,838	171,999	-0.09%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	24,240	24,449	-0.85%
Shareholders' equity	233,150	226,769	2.81%
Common shareholders' equity (1)	165,722	160,034	3.55%
Tangible common shareholders' equity (2)	157,678	150,699	4.63%
Tangible shareholders' equity (3)	225,106	217,434	3.53%

Ratios:
Common book value per share (1)	$12.56	$12.15	3.37%
Tangible common book value per share (2)	$11.95	$11.44	4.46%
Total tangible equity to tangible assets (3)(4)	8.93%	8.33%	7.16%
Tangible common equity to tangible assets (2)(4)	6.25%	5.77%	8.30%
Average equity to average assets	9.05%	11.09%	-18.39%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% Change	2010	2009	% Change
Operating Data:

Total interest income	$31,304	$34,856	-10.19%	$63,196	$70,236	-10.02%
Total interest expense	9,831	14,676	-33.01%	20,064	30,627	-34.49%
Net interest income	21,473	20,180	6.41%	43,132	39,609	8.89%
Provision for loan losses	4,749	24,384	-80.52%	8,638	25,369	-65.95%
Net interest income (loss) after provision for loan losses	16,724	(4,204)	497.81%	34,494	14,240	142.23%
Non-interest income	8,771	6,808	28.83%	16,457	13,751	19.68%
Non-interest expense	21,274	168,410	-87.37%	41,820	186,241	-77.55%
Income (loss) before income taxes	4,221	(165,806)	102.55%	9,131	(158,250)	105.77%
Income tax expense (benefit)	1,410	(15,656)	109.01%	3,124	(12,880)	124.25%
Net income (loss)	2,811	(150,150)	101.87%	6,007	(145,370)	104.13%
Preferred stock dividend and accretion of discount on warrants	1,250	1,250	0.00%	2,500	2,482	0.73%
Net income (loss) available to common shareholders	$1,561	$(151,400)	101.03%	$3,507	$(147,852)	102.37%

Comprehensive income (loss)	$3,705	$(150,557)	102.46%	$7,871	$(144,889)	105.43%

Per Share of Common Stock:
Basic earnings (loss)	$0.12	$(11.58)	101.04%	$0.27	$(11.32)	102.39%
Diluted earnings (loss)	$0.12	$(11.58)	101.04%	$0.27	$(11.32)	102.39%
Dividends	$0.00	$0.00	0.00%	$0.00	$0.13	-100.00%

Weighted Average Shares Outstanding:
Basic	13,097,611	13,070,216		13,090,021	13,066,569
Diluted	13,158,131	13,070,216		13,148,226	13,066,569

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2010	2010	2009	2010	2009
Key Financial Ratios:

Return on average assets	0.25%	0.31%	-21.67%	0.28%	-10.56%
Return on average shareholders' equity	2.68%	3.43%	-157.41%	3.05%	-77.37%
Return on average common shareholders' equity (1)	3.76%	4.83%	-189.79%	4.28%	-93.47%
Return on average common tangible shareholders' equity (2)	3.96%	5.11%	-363.33%	4.52%	-180.70%
Interest rate spread	3.77%	3.81%	3.26%	3.79%	3.13%
Net interest margin	3.86%	3.90%	3.43%	3.88%	3.33%
Efficiency Ratio	70.34%	70.01%	610.16%	70.18%	345.65%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	June 30,	December 31,	June 30,
	2010	2009	2009
Asset Quality Ratios:
Nonperforming loans as a percentage of total
loans, net of unearned income	3.37%	3.70%	4.34%
Nonperforming assets as a percentage of total assets	5.61%	5.07%	4.91%
Allowance for loan losses as a percentage of total loans, net of unearned income	2.60%	2.45%	2.30%
Allowance for loan losses as a percentage of
nonperforming loans	77.02%	66.39%	52.96%
Net charge-offs to average total loans, net of
unearned income	0.44%	2.25%	1.08%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
June 30, 2010
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the three months ended June 30, 2010	Bank	Other	Total	As of and for the three months ended June 30, 2010	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$641	$-	$641	Nonperforming loans as a percentage of total loans, net of unearned income	3.37%	1.28%	3.37%
Nonaccrual loans	63,784	558	64,342	Nonperforming assets as a percentage of total assets	5.59%	1.38%	5.61%
Other real estate owned and repossessed assets	76,746	186	76,932	Allowance for loan losses as a percentage of total loans, net of unearned income	2.44%	7.89%	2.60%
Total nonperforming assets	$141,171	$744	$141,915	Allowance for loan losses as a percentage of nonperforming loans	72.35%	616.49%	77.02%
				YTD net charge-offs to average total loans, net of unearned income	0.40%	2.09%	0.44%
YTD net charge-offs	$7,847	$903	$8,750

As of and for the three months ended June 30, 2009	Bank	Other	Total	As of and for the three months ended June 30, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$809	$11	$820	Nonperforming loans as a percentage of total loans, net of unearned income	4.33%	1.89%	4.34%
Nonaccrual loans	93,086	803	93,889	Nonperforming assets as a percentage of total assets	4.88%	2.00%	4.91%
Other real estate owned and repossessed assets	34,248	220	34,468	Allowance for loan losses as a percentage of total loans, net of unearned income	2.15%	8.11%	2.30%
Total nonperforming assets	$128,143	$1,034	$129,177	Allowance for loan losses as a percentage of nonperforming loans	49.70%	428.99%	52.96%
				YTD net charge-offs to average total loans, net of unearned income	1.04%	2.71%	1.08%
YTD net charge-offs	$22,893	$1,130	$24,023

As of and for the year ended December 31, 2009	Bank	Other	Total	As of and for the year ended December 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$147	$-	$147	Nonperforming loans as a percentage of total loans, net of unearned income	3.69%	1.50%	3.70%
Nonaccrual loans	74,761	650	75,411	Nonperforming assets as a percentage of total assets	5.04%	2.02%	5.07%
Other real estate owned and repossessed assets	56,799	369	57,168	Allowance for loan losses as a percentage of total loans, net of unearned income	2.30%	8.05%	2.45%
Total nonperforming assets	$131,707	$1,019	$132,726	Allowance for loan losses as a percentage of nonperforming loans	62.29%	538.31%	66.39%
				Net charge-offs to average total loans, net of unearned income	2.15%	5.88%	2.25%
Net charge-offs	$46,394	$2,502	$48,896

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
June 30, 2010

	Three Months Ended						Six Months Ended
	June 30,						June 30,
	2010			2009			2010			2009

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	1,896,071	29,390	6.22%	2,127,104	32,538	6.14%	1,924,943	59,470	6.23%	2,151,190	65,193	6.11%
Investment securities (2)	193,961	1,996	4.13%	195,390	2,461	5.05%	181,559	3,902	4.33%	206,015	5,323	5.21%
Other short-term investments	158,208	99	0.25%	59,883	36	0.24%	153,328	193	0.25%	65,141	81	0.25%
Total interest-earning assets	2,248,240	31,485	5.62%	2,382,377	35,035	5.90%	2,259,830	63,565	5.67%	2,422,346	70,597	5.88%

Non-interest earning assets	305,374			420,404			305,977			402,244
Total assets	2,553,614			2,802,781			2,565,807			2,824,590

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	970,304	2,487	1.03%	731,422	2,542	1.39%	956,174	4,885	1.03%	677,863	4,394	1.31%
Time deposits	884,038	5,138	2.33%	1,155,533	8,969	3.11%	912,057	10,801	2.39%	1,225,516	19,770	3.25%
Total interest bearing-deposits	1,854,342	7,625	1.65%	1,886,955	11,511	2.45%	1,868,231	15,686	1.69%	1,903,379	24,164	2.56%

Securities sold under repurchase and short-term borrowings	21,943	5	0.09%	28,171	7	0.10%	22,774	11	0.10%	30,609	16	0.11%
Notes payable	171,847	1,712	4.00%	229,165	2,469	4.32%	171,897	3,406	4.00%	229,223	4,912	4.32%
Subordinated debentures	88,662	489	2.21%	88,662	689	3.12%	88,662	961	2.19%	88,662	1,535	3.49%
Total interest-bearing liabilities	2,136,794	9,831	1.85%	2,232,953	14,676	2.64%	2,151,564	20,064	1.88%	2,251,873	30,627	2.74%

Non-interest bearing liabilities:
Demand Deposits	165,554			162,458			164,370			165,268
Other Liabilities	17,477			21,597			17,786			22,098
Total non-interest bearing liabilities	183,031			184,055			182,156			187,366

Total liabilities	2,319,825			2,417,008			2,333,720			2,439,239

Shareholders' equity	233,789			385,773			232,087			385,351

Total liabilities & shareholders' equity	2,553,614			2,802,781			2,565,807			2,824,590

Net interest income		21,654			20,359			43,501			39,970

Interest rate spread			3.77%			3.26%			3.79%			3.13%

Net yield on interest-earning assets (net interest margin)			3.86%			3.43%			3.88%			3.33%

(1)Average loan balances exclude nonaccrual loans for the periods presented.

(2)Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
June 30, 2010
(UNAUDITED)

	June 30, 2010		March 31, 2010
Loans	Balance	%	Balance	%	% Change
Commercial	$255,223	13.14%	$268,834	13.38%	-5.06%
Commercial real estate	1,222,460	62.92%	1,271,094	63.28%	-3.83%
Residential real estate	384,227	19.78%	386,664	19.25%	-0.63%
Consumer	78,421	4.04%	79,476	3.96%	-1.33%
Other	2,581	0.13%	2,709	0.13%	-4.72%
Total loans	1,942,912	100.00%	2,008,777	100.00%	-3.28%

Less: Unearned income	(14,738)		(14,738)
Loans, net of unearned income	$1,928,174		$1,994,039

Loan Balances by Geographical Region and Operating Subsidiaries

	June 30, 2010		March 31, 2010
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region(1)	$557,874	28.93%	$517,105	25.93%	7.88%
East Tennessee Region	597,263	30.98%	685,808	34.39%	-12.91%
Middle Tennessee Region	729,438	37.83%	748,126	37.52%	-2.50%

GCB Acceptance Corporation	19,184	1.00%	19,099	0.96%	0.45%
Superior Financial Services, Inc.	24,415	1.27%	23,901	1.20%	2.15%

Loans, net of unearned income	$1,928,174	100.00%	$1,994,039	100.00%	-3.30%

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	June 30, 2010		March 31, 2010
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$170,396	8.56%	$166,369	8.16%	2.42%
Interest bearing demand	667,108	33.49%	669,243	32.84%	-0.32%
Money market and savings	306,600	15.39%	290,313	14.25%	5.61%
Retail time	516,918	25.95%	552,366	27.11%	-6.42%
Jumbo time	330,818	16.61%	359,574	17.64%	-8.00%
Total	$1,991,840	100.00%	$2,037,865	100.00%	-2.26%

Deposit Balances by Geographical Region

	June 30, 2010		March 31, 2010
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region(1)	$724,809	36.39%	$747,586	36.68%	-3.05%
East Tennessee Region	320,418	16.09%	322,361	15.82%	-0.60%
Middle Tennessee Region	946,613	47.52%	967,918	47.50%	-2.20%

Total	$1,991,840	100.00%	$2,037,865	100.00%	-2.26%

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina